SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                     Current Report Pursuant to Section 13
                    of the Securities Exchange Act of 1934


Date of Report (Date Earliest Event reported) -- June 25, 2004 (June 25, 2004)


                               MDC PARTNERS INC.
            (Exact name of registrant as specified in its charter)


    Ontario                    001-13718               98-0364441
(Jurisdiction of             (Commission              (IRS Employer
Incorporation)               File Number)             Identification No.)


              45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
             (Address of principal executive offices and zip code)


                                (416) 960-9000
                        (Registrant's Telephone Number)


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Item 7.

(c)      Exhibits

99.1 Historical Condensed Consolidated Balance Sheets prepared in accordance with U.S. GAAP, Historical Condensed Consolidated Statements of Operations prepared in accordance with U.S. GAAP, Historical Condensed Consolidated Statements of Cash Flows prepared in accordance with U.S. GAAP, Historical Combined Statements of Operations and Historical Segmented Operating Information.


Item 9.  Regulation FD Disclosure

         (a) Following the furnishing of this report to the Securities and Exchange Commission, the Registrant will post the financial statements included in Exhibit 99.1 attached hereto on its corporate website.

         The information in this report under Item 9, including the financial statements attached as Exhibit 99.1, is being furnished and shall not be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: June 25, 2004                           MDC Partners Inc.


                                              By:  /s/ Walter Campbell
                                                  ----------------------------
                                                  Walter Campbell
                                                  Chief Financial Officer

                                 Exhibit Index


Exhibit No.

99.1 Historical Condensed Consolidated Balance Sheets prepared in accordance with U.S. GAAP, Historical Condensed Consolidated Statements of Operations prepared in accordance with U.S. GAAP, Historical Condensed Consolidated Statements of Cash Flows prepared in accordance with U.S. GAAP, Historical Combined Statements of Operations and Historical Segmented Operating Information.